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Exhibit 10.7    Letter Agreement dated March 28, 2008


                          CONECTISYS CORPORATION
                     25115 AVENUE STANFORD, SUITE 320
                           VALENCIA, CA 91355

March 28, 2008


AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:     CONECTISYS CORPORATION (the "Company") - Amendment of Notes

Ladies and Gentlemen:

This letter shall serve as an amendment to all of the outstanding Secured Convertible Notes (collectively, the "Notes") issued pursuant to the Securities Purchase Agreements between ConectiSys Corporation (the "Company") and each of:
(i) AJW Partners, LLC; (ii) AJW Offshore, Ltd.; (iii) AJW Qualified Partners, LLC; and (iv) New Millennium Capital Partners II, LLC (collectively, the "Purchasers"). By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1. Section 1.2(a) of the Notes shall be amended to change the Applicable Percentage from 40% to 35%.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Sincerely,

CONECTISYS CORPORATION


/s/ Robert Spigno
-----------------
Robert Spigno
Chief Executive Officer
Accepted to and agreed this
28th day of March, 2008:

AJW PARTNERS, LLC
By:  SMS Group, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky
Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLC


By: /s/ Corey S. Ribotsky
-------------------------
Corey S. Ribotsky
Manager